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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 16, 2003

                             Equistar Chemicals, LP
             (Exact name of registrant as specified in its charter)

            Delaware                  333-76473                  76-0550481
(State or other jurisdiction of      (Commission              (I.R.S. Employer
       incorporation)                File Number)            Identification No.)

                              1221 McKinney Street
                         Suite 700, Houston, Texas 77010
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 713-652-7200

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Item 5. Other Events.

On April 16, 2003 Equistar Chemicals, LP ("Equistar") announced that it will sell $450 million of 10-5/8% senior notes at par in a private placement offering announced earlier this week. The notes will mature May 1, 2011. Equistar's April 16, 2003 press release regarding the offering is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1     Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Equistar Chemicals, LP

                             By: /s/ Gerald A. O'Brien
                                 -----------------------------------------------
                                Gerald A. O'Brien
                                Vice President, General Counsel and Secretary

Date:    April 16, 2003

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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release